UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                   ________________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 27, 2010

                              DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in charter)

        New Jersey                 1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction        (Commission                (IRS Employer
of incorporation                   File Number)         Identification No.)

     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))











Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

     On July 27, 2010, the Company entered into a Consignment Agreement (the "Agreement") with Sheerr Memory, Inc. ("SMI"). SMI is owned by David Sheerr, an executive officer (General Manager of the Micro Memory Business
Unit) of the Company. Under the Agreement, the Company may direct SMI to purchase, from the Company or other suppliers approved by Dataram, inventory for consignment to the Company for use in its production of its products. A maximum of $3,000,000 in product is allowed to be consigned at any one time, with any amounts over $2,500,000 to be at the discretion of SMI. The Company must purchase any inventory held on consignment within ninety days of the initial procurement by SMI. The Company will pay SMI a monthly fee equal to 0.833% of the average daily balance of the purchase price paid by SMI for the consigned products held by the Company for each calendar month that the Agreement is in effect. The Agreement is for a term of 24 months unless terminated sooner for "cause" or otherwise, as specified in the Agreement. The Agreement requires that the Company repay to David Sheerr all principal and interest due under the Note and Security Agreement, dated as of February 24, 2010, between the Company and Mr. Sheerr within fifteen business days of the effective date of the Agreement.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Exhibits.

     Exhibit 10 - Consignment Agreement, dated July 27, 2010, by and between Dataram Corporation and Sheerr Memory, Inc.

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DATARAM CORPORATION

                                 By:  MARK MADDOCKS

Date:     July 28, 2010           /s/ Mark Maddocks
                                    ______________________________________
                                     Mark Maddocks, Vice President-Finance
                                     and Chief Financial Officer